Second Quarter 2012 Earnings Conference Call August 9, 2012 ©2012 Oldemark LLC 1 Exhibit 99.1

JOHN BARKER CHIEF COMMUNICATIONS OFFICER 2

The Wendy’s Company Today’s Agenda The Wendy’s Company Opening Comments Emil Brolick Financial Update Steve Hare CEO Overview Emil Brolick Q&A 3

The Wendy’s Company
Forward-Looking Statements and
Non-GAAP Financial Measures

The Wendy’s Company
This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on August 9, 2012 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on August 9, 2012 and posted on www.aboutwendys.com.

EMIL BROLICK PRESIDENT & CHIEF EXECUTIVE OFFICER 5

The Wendy’s Company Quality is our recipe. The Wendy’s Company 6

Q2 2012 Highlights
Fifth consecutive quarter of positive systemwide SSS … +3.2%*
Company restaurant margin improved 20 bps to 14.1%
Reaffirming 2012 Adjusted EBITDA outlook of $320 to $335 million
Image Activation restaurants continue to generate strong sales;
expansion accelerating
* North America restaurants

The Wendy’s Company
System Optimization
Financial Management
Restaurant Utilization
& Daypart Expansion
Global Growth
New Restaurant Development
Image / Experience Activation
North America Same-Store Sales Growth

The Wendy’s Company
RECIPE TO WIN
PEOPLE
PEOPLE
5-Star Athletes
5-Star Athletes
PRICE
PRICE
New QSR Quality at QSR Price
New QSR Quality at QSR Price
PRODUCT
PRODUCT
Play a different game. Superior
Play a different game. Superior
perceived quality, competitive price.
perceived quality, competitive price.
PROMOTION
PROMOTION
Strategically driven, tactically brilliant
Strategically driven, tactically brilliant
PLACE
PLACE
The complete brand experience
The complete brand experience
PERFORMANCE
PERFORMANCE
Reliable & predictable every time
Reliable & predictable every time
The Wendy’s Company

STEVE HARE CHIEF FINANCIAL OFFICER 10

Q2 2012 Financial Highlights
North America
Same-Store Sales
Company-Operated   +3.2%
Franchise                   +3.2%
Systemwide              +3.2%
Company Restaurant
Margin
Q2 2012   14.1%
Q2 2011   13.9%
+20 bps
Key Negative Margin
Variances
Restaurant Labor  (115) bps
Commodities

April
May June
(70) bps

The Wendy’s Company Investing in Restaurant Labor to Build the Brand 12

The Wendy’s Company
Beef: Expect Moderating Costs in Q3 and Q4
Short-Term Impact
Demand: ground beef retail demand remains sluggish – impact of “pink slime” on demand
Drought: Midwest drought will send cattle to market sooner than normal: helps short-term pricing
Expect Q3 and Q4 beef costs to be lower than originally anticipated, but higher than 2011
Long-Term Impact
Drought: long-term supply reduced by herd liquidation
Herd-size: USDA reports U.S. beef cow herd at all-time low. Herd re-building unlikely until 2016-17
Expect 2013 beef costs to be higher than 2012
Source: Wendy’s Quality Supply Chain Co-op

Wendy’s Commodities as a % of Total Food and Paper Cost
Potential Savings Opportunities
Identified to Offset Commodity Increases
Potential food and paper
cost savings identified;
working with suppliers and
supply chain Co-Op
(Wendy’s QSCC)

19%
18%
63%
Beef Chicken Other

Strategic Pricing Model Expected to Benefit Restaurant Margin 15 Pricing Transactions

Q2 2012 Financial Summary
($ in Millions)
Q2 2012 Q2 2011
Better/
(Worse)
Sales 566.1 $      544.2 $      21.9 $
Franchise revenues 79.8            78.2            1.6
   Total revenues 645.9 $      622.5 $      23.4 $
Adjusted EBITDA from continuing operations* 89.1 $        89.4 $        (0.3) $

*See reconciliation of Adjusted EBITDA from continuing operations, adjusted income from continuing operations and adjusted earnings per share from continuing operations in the appendix.

Income from Continuing Operations and Special Items

($ in Thousands, except per share amounts)
After tax Per share After tax Per share
Adjusted income and adjusted earnings per share from continuing operations 19,221 $      0.05 $        19,016 $      0.05 $
(Less) plus:
Loss on early extinguishment of debt (15,621)        (0.04)         -                  -
Impairment of long-lived assets (2,018)          (0.01)         (224)             (0.00)
Costs associated with closed restaurants in other operating expense, net
(a)
(911)             (0.00)         -                  -
Facilities relocation and other transition costs (5,817)          (0.01)         -                  -
Arby's indirect corporate overhead in general and administrative (G&A) -                  -                (4,243)          (0.01)
Transaction related costs (347)             (0.00)         (3,175)          (0.01)
   Total adjustments (24,714)        (0.06)         (7,642)          (0.02)
(Loss) income from continuing operations and earnings per share (5,493) $       (0.01) $       11,374 $      0.03 $
2012 2011
Second Quarter
(a) See reconciliation of Adjusted EBITDA from continuing operations, adjusted income from continuing operations and adjusted earnings per share from continuing operations in the Appendix.

Cash Flow 2012 YTD
($ in Millions)
2012
Net income 9.2 $
Adjustments 59.3
Net cash flow from operations 68.5
Capital expenditures (84.1)
Restaurant acquisitions (21.8)
Proceeds from sale of investment 24.4
Other investing activities (0.6)
Net cash decrease after investing activities (13.6)
Proceeds from long-term debt 619.4
Repayments of long-term debt (602.8)
Premium payment on Senior Notes redemption (10.1)
Deferred financing costs (15.6)
Dividends paid (15.6)
Other financing / investing activities (1.8)
Net decrease in cash after financing activities (40.1)
Beginning cash balance 475.2
Ending cash balance 435.1 $       18

Restaurant Portfolio Update
Conducted review of Company-operated restaurant portfolio, resulting in closure of 15 underperforming restaurants
Company acquired 30 franchised restaurants in the Austin, Texas market

Key strategic actions in Q2
Q2 2012
Company
Operated
Franchise
Operated
Total
System
Open at beginning of Q2 1,414 5,167 6,581
Opened - 13 13
Closed (19) (28) (47)
Acquisitions within the system 30 - 30
Dispositions within the system - (30) (30)
Open at end of Q2 1,425 5,122 6,547

Q2 2012 Consolidated Debt
($ in Millions)
Senior Debt 1,361.8 $
Capital Leases and Other Debt 32.5
Total Debt 1,394.3
Less: Cash and Cash Equivalents 435.1
Net Debt 959.2 $
TTM Adjusted EBITDA* 320.9 $
Total Debt / TTM Adjusted EBITDA* 4.3x
Net Debt / TTM Adjusted EBITDA* 3.0x
July 1, 2012

*See reconciliation of Adjusted EBITDA from continuing operations in the appendix of this presentation.

Refinancing to Generate Ongoing Interest Savings
New bank debt borrowing rate of 4.75% today
Redeemed $565 million of Wendy’s Restaurants, LLC
10% Senior Notes due 2016
Annual interest savings of approximately $25 million
Improves covenant flexibility, extends maturity and
increases liquidity

Wendy’s International, Inc. raised $1.125 billion of new secured term loans and established $200 million of a new revolving credit facility

Reaffirming 2012 and Long-Term Outlook
2012
Long-Term, beginning 2013

2012 Adjusted EBITDA from continuing operations
in a range of $320 to $335 million
Average annual Adjusted EBITDA growth rate in
high-single-digit to low-double-digit  range

EMIL BROLICK PRESIDENT & CHIEF EXECUTIVE OFFICER 23

Confident in Our Strategies “A Cut Above” brand positioning Growth platforms to build sales and profits Wendy’s Recipe to Win 24

The Wendy’s Company
System Optimization
System Optimization
Financial Management
Financial Management
Restaurant Utilization
& Daypart Expansion
Global Growth
Global Growth
New Restaurant Development
Image / Experience Activation
Image / Experience Activation
North America Same-Store Sales Growth
North America Same-Store Sales Growth

Continuing to generate strong sales growth The Wendy’s Company 26 10 Reimages Operations ratings higher than system average

The Wendy’s Company 27 Philadelphia, PA Philadelphia, PA July 30 July 30

Orem, UT Orem, UT July 16 July 16 The Wendy’s Company 28 On track for 50 Company Reimages and 17 New Image Activation Restaurants

The Wendy’s Company 29 First Franchise Image Activation Restaurant Hershey, PA July 5

2013: Tiered Design Strategy to Optimize Returns
The Wendy’s Company
Targeted
Investment*
$650 to $700K $500K $300K
Sales Lift +25% +15% +5%
*Estimates based on Company’s current outlook; excludes maintenance cap ex and other costs

TIER I
TIER II
TIER III

The Wendy’s Company

Company
100
Reimages
20
New Restaurants
Majority Tier I
($650 to $700K)
Franchise
Expect
100
Reimages
Majority Tier I
Introduce Tier II and
Tier III Designs
Estimates based on Company’s current outlook

The Wendy’s Company

Image Activation Expansion
Estimates based on Company’s current outlook
Cumulative
Image Activation Cap Ex:
$440 to 500M
(2013 to 2015)
Cumulative
Image Activation Cap Ex:
$440 to 500M
(2013 to 2015)

The Wendy’s Company
System Optimization
Financial Management
Restaurant Utilization
& Daypart Expansion
Global Growth
New Restaurant Development
Image / Experience Activation
North America Same-Store Sales Growth

The Wendy’s Company
2012 New Restaurant Development
Company
North America
Company
North America
Franchised
North America
Franchised
North America
International International
At least 20 new
restaurants
50 reimages
(Image Activation)
40 new restaurants
50 franchised and
JV restaurants

The Wendy’s Company

The Wendy’s Company
System Optimization
Financial Management
Restaurant Utilization
& Daypart Expansion
Global Growth
New Restaurant Development
Image / Experience Activation
North America Same-Store Sales Growth

The Wendy’s Company

System Optimization to Yield Multiple
Benefits; Strengthen Overall System
Strong
Franchise
Base
Long-Term
System
Needs
Optimal
System
In-market concentration
Restaurant performance
Optimal franchise mix
to maximize value
High-quality operators
Strong, more concentrated
franchise platforms
Ability to image activate
Existing
Company-
Owned
Footprint
The Wendy’s Company

The Wendy’s Company
System Optimization
Financial Management
Restaurant Utilization
& Daypart Expansion
Global Growth
New Restaurant Development
Image / Experience Activation
North America Same-Store Sales Growth

The Wendy’s Company A reliable and predictable experience every time! 38 The Wendy’s Company

The Wendy’s Company TM 39 The Wendy’s Company

My Wendy’s: A Culture of Service

Months implemented
North America Company-operated restaurants The Wendy’s Company
18+ 12-17 7-11 4-6 1-3 Not Implemented
70% 69%
64%
58%
48%
49%
Pays off in Customer Loyalty
Complaints, Problems and Revisit Intent Scores

41 North America Company-operated restaurants Customer Service Scores Improving in 2012 The Wendy’s Company

Heightened Restaurant-Level Execution Drives Sales

Every additional 10 points of CPR correlates to $46,000 in additional sales.
Complaint, Problem and Revisit Intent Score Improvement Correlates to Sales Growth
North America Company-operated restaurants The Wendy’s Company

Play a Different Game HIGH PERCEIVED QUALITY … CORE DESTINATION … ONLY AT WENDY’S LTO … SPECIAL TASTE 43

44

The Wendy’s Company CREATIVE MESSAGE MEDIA 45

Building Equity and Relevance with a Two-Tiered Advertising Campaign Brand Offering Brand Promise Family values Quality / Fresh Better choices New products 46 The Wendy’s Company

Encouraging Consumer Response to
Advertising Campaign
Overall Best QSR 154
Fresh Ingredients 168
High Quality 164
80 to 120 average range
80 to 120 average range
80 to 120 average range
120
124
112
Source: Ameritest

Mobile App is Increasing Consumer Engagement 48 My Wendy’s App 26,000 users since July 16 launch Time spent on app 3x longer than website

Wendy’s Recognized for Progress in Digital 49 Ranked #2 in QSR Social Media by Nation’s Restaurant News – July 10, 2012 More than 100,000 twitter followers

Wendy’s Share is Underdeveloped in Hispanic Market 50 Non-Hispanic Hispanic Hamburger Hamburger Category Category Source: NPD Group / CREST Hispanic Study, 2011 = 21% = 13% Of Traffic Of Traffic

The Wendy’s Company
System Optimization
Financial Management
Restaurant Utilization
& Daypart Expansion
Global Growth
New Restaurant Development
Image / Experience Activation
North America Same-Store Sales Growth

LATE NIGHT MARKETING SUPPORT 52

LATE NIGHT BUSINESS IS GROWING Data based on Late Night launch 5/28/12 through 8/5/12 compared to same weeks in 2011 +7% NATIONALLY 53 53

54 Refining A.M. Access Wendy’s remains committed to a long-term solution

Redhead Roasters™ Campaign Launched in NYC Redhead Roasters launched in 185 NYC restaurants during July Marketing support across non-traditional channels: 55

The Wendy’s Company
RECIPE TO WIN
PEOPLE
PEOPLE
5-Star Athletes
5-Star Athletes
PRICE
PRICE
New QSR Quality at QSR Price
New QSR Quality at QSR Price
PRODUCT
PRODUCT
Play a different game. Superior
Play a different game. Superior
perceived quality, competitive price.
perceived quality, competitive price.
PROMOTION
PROMOTION
Strategically driven, tactically brilliant
Strategically driven, tactically brilliant
PLACE
PLACE
The complete brand experience
The complete brand experience
PERFORMANCE
PERFORMANCE
Reliable & predictable every time
Reliable & predictable every time
The Wendy’s Company

JOHN BARKER CHIEF COMMUNICATIONS OFFICER 57

Q&A

The Wendy’s Company ©2012 Oldemark LLC A CUT ABOVE A CUT ABOVE 59

Appendix 60

(In Thousands)
(Unaudited)
2012 2011 2012 2011
Adjusted EBITDA from continuing operations 89,073 $  89,415 $  152,954 $ 163,140 $
(Less) plus:
Depreciation and amortization (35,947)    (29,842)    (68,258)     (60,156)
Impairment of long-lived assets (3,270)     (365)        (7,781)      (8,262)
(1,477)
-
(1,477)
-
Facilities relocation and other transition costs (9,426)
-
(14,957)
-
Transaction related costs (562)        (5,039)     (1,174)      (6,923)
-             (6,735)     -              (14,623)
SSG purchasing cooperative expense reversal in G&A -             -             -              2,275
Operating profit 38,391     47,434     59,307      75,451
Interest expense (28,002)    (28,089)    (56,237)     (57,531)
Loss on early extinguishment of debt (25,195)    -             (25,195)     -
Gain on sale of investment, net -             -             27,407      -
Other income, net 640         337         2,164       590
(14,166)    19,682     7,446       18,510
Benefit from (provision for) income taxes 8,673      (8,308)     1,795       (7,432)
(Loss) income from continuing operations (5,493)     11,374     9,241       11,078
Discontinued operations:
Income from discontinued operations, net of income taxes
-
3,672      -              2,559
Loss on disposal of discontinued operations, net of income tax benefit
-
(3,780)     -              (3,780)
Net loss from discontinued operations
-
(108)
-
(1,221)
Net (loss) income (5,493)     11,266     9,241       9,857
Net income attributable to noncontrolling interests -             -             (2,384)      -
(5,493) $   11,266 $  6,857 $     9,857 $
Net (loss) income attributable to
    The Wendy's Company
Arby's indirect corporate overhead in
     general and administrative (G&A)
Costs associated with closed restaurants in
     other operating expense, net
(a)
(Loss) income from continuing operations before
     income taxes and noncontrolling interests
Second Quarter Six Months
Reconciliation of Adjusted EBITDA from Continuing Operations to Net (Loss) Income Attributable to The Wendy’s Company
(a)
Excludes non-cash items included in impairment of long-lived assets

Reconciliation of Adjusted Income and Adjusted Earnings per Share from
Continuing Operations to Net (Loss) Income and Earnings per Share
Attributable to The Wendy’s Company

(a)
(b)
    Adjusted earnings per share amounts, for the second quarter of 2012, include the dilutive effect of stock options and restricted shares, which were excluded from the reported number of shares used to calculate basic and diluted loss per share, as the impact would have been anti-dilutive. Included in the appendix is a reconciliation of the number of shares used to calculate adjusted earnings per share amounts.
    Excludes non-cash items included in impairment of long-lived assets